BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
BUSINESS COMBINATION
NOTE 4:-	BUSINESS COMBINATION:

In January 2017, the Company acquired 100% of the share capital of Loyalblocks Ltd., a privately held Israeli company (doing business as “Flok”), with no considration. Loyalblocks is a provider of customer loyalty and engagement tools for small businesses. The Company intends to use Flok’s products and technology to enhance its existing customer relationship management tools and commerce capabilities we offer our users.

The Company accounted for the transaction using the acquisition method, which requires, among other things, that the assets acquired and liabilities assumed in a business combination be recognized at their respective estimated fair values as of the acquisition date .The following table summarizes the fair values of the assets acquired and liabilities assumed:

(in thousands)

Short term investment	$15
Other current assets	46
Property and equipment, net	53
Other long term assets	46
Intangible assets	1,354
Goodwill	1,379

Total Assets	$2,893

Current liabilities	1,720
Long term loan	1,389

Total Liabilities	$3,109

Total purchase price allocation,net of cash acquired	$(216)

Acquisition expenses for the Flok acquisition for the year ended December 31, 2017 were $0.4 million and consisted of employee-related expenses.

The following table provides details regarding the identifiable assets as of the date of the acquisition:

	Fair value	Weighted Average Useful Life
	(in thousands)	(in years)

Technology	1,117	6
Customer relations	237	5

Total purchased intangible assets	$1,354

Customer relationships represent the fair value of future revenues that will be derived from the sale of products to existing customers of Flok.

The Company used the comparative method ("with/without") of the income approach to determine the fair value of this intangible asset and utilized a discount rate of 22.25%.

Technology represents the current technology of Flok that has passed technological feasibility and is currently offered for sale to customers. The Company used the income approach to value the technology.

The Company used the comparative method ("with/without") of the income approach to determine the fair value of this intangible asset and utilized a discount rate of 22.25%.

Goodwill generated from this business combination is primarily attributable to synergies between the Company's and Flok respective products and services. The goodwill is not deductible for income tax purposes.

Pro forma results of operations related to this acquisition have not been prepared because they are not material to the Company's consolidated statements of income.

In February 2017, the Company acquired 100% of the capital stock of DeviantArt, Inc., (“DeviantArt “) a privately held Delaware based corporation, for cash consideration of approximately $36 million, including the assumption of approximately $3 million of liabilities, total net of approximately $33 million. DeviantArt, based in Los Angeles, is one of the world's largest online communities dedicated to artists, art enthusiasts and designers. The Company expect DeviantArt to increase traffic and assist its product development and brand recognition growth. DeviantArt’s focus on developing and fostering online collaboration and communities is expected to provide Wix users with a platform to engage with creative designers and artists across multiple mediums.

The following table summarizes the fair values of the assets acquired and liabilities assumed:

(in thousands)

Reserve deposit	$195
Other current assets	1,237
Property and equipment, net	146
Other long term assets	31
Intangible assets	24,865
Goodwill	14,684

Total Assets	$41,158

Current liabilities	7,851

Total Liabilities	$7,851

Total purchase price allocation, net of cash acquired	$33,307

Acquisition-related expenses for the DeviantArt acquisition for the year ended December 31, 2017 were $0.5 million and Acquisition expenses for the DeviantArt acquisition for the year ended December 31, 2017 were $4.3 million and primarily consisted of employee-related expenses.

The following table provides details regarding the identifiable assets acquired acquired as of the date of the acquisition

	Fair value	Weighted Average Useful Life
	(in thousands)	(in years)

Technology	1,906	5
Customer relations	10,430	15
Customer Data	12,043	15
Brand/Domain	486	7

Total purchased intangible assets	$24,865

Customer relationships represent the fair value of future revenues that will be derived from the sale of DeviantArt's products/services to existing customers of DeviantArt.

The Company used the MPEEM method of the income approach to determine the fair value of this intangible asset and utilized a discount rate of 14.25%.

Customer Data represent the fair value of future synergy that we will be derived from sale of Wix’s products/services to the current DeviantArt users.

The Company determines the Customer Data fair value by calculating The difference between DeviantArt's value on a standalone basis (Calculated by BDO) and the total consideration paid by WIX, which represent in its perspective the additional amount that WIX was willing to pay for this synergy. The calculated difference was adjusted to reflect current customers only.

Technology represents the current technology of DeviantArt that has passed technological feasibility and is currently offered for sale to customers. The Company used the Relief from Royalty Method to value the Technology. The premise of the relief from royalty method is that ownership of the subject asset relives the owner of the need to license the asset from a third party. Thus, by owning the intangible asset, the owner avoids the royalty payments required to license the asset. The relief from royalty is cash flow savings that are discounted to present value.

The Company applied royalty rate of 7.5% of revenues, and a discount rate of 20.25%.

Brand/Domain mainly represents all internet addresses and domain names, trade names, trademarks, industrial designs, brand names, etc. The Company used the Relief from Royalty Method to value the Brand/Domain. The premise of the relief from royalty method is that ownership of the subject asset relives the owner of the need to license the asset from a third party. Thus, by owning the intangible asset, the owner avoids the royalty payments required to license the asset. The relief from royalty is cash flow savings that are discounted to present value.

Goodwill generated from this business combination is primarily attributable to synergies between the Company's and DevianArt's respective products and services. The goodwill is not deductible for income tax purposes.

Pro forma results of operations related to this acquisition have not been prepared because they are not material to the Company's consolidated statements of income.